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                                                                   EXHIBIT 10.33

                                PROMISSORY NOTE
                                ===============


$150,000.00                                                       DATE:  2/10/98
Costa Mesa, California

For value received, the undersigned promises to pay in lawful money to Aram H. Keith. at his office at 2955 Redhill Avenue, Costa Mesa, California 92626, the sum of One Hundred Fifty Thousand dollars ($150,000.00), plus interest. This note arises from the assignment, as of this date, from the following:

     1. That certain Promissory Note dated February 26, 1997, extended as of August 26, 1997, to a new maturity date of February 26, 1998, in the amount of $50,000 payable to the Wyckoff Company Money Purchase Pension Plan and

     2. That certain Promissory note in the amount of $100,000, dated February 21, 1997 payable to Douglas and Ilene Trovato, which evidences a cash loan of $50,000 on February 21, 1997 and an additional cash loan of $50,000 on February 24, 1997.

The above described Promissory Notes were assigned to Aram H. Keith in consideration for the transfer by him of certain shares of stock which he had owned in The Keith Companies, Inc.

Interest shall be payable at the rate of ten percent (10%) per annum on the unpaid balance of the within note. Such interest shall commence February 10, 1998.

Notwithstanding any other provision of this note, the undersigned agrees to pay interest on all sums of interest and principal at the rate of ten percent (10%) per annum from the date when due (whether or not such maturity results from the exercise of any option of the holder of this note) to date of payment.

In the event of commencement of suit to enforce payment of this note, the undersigned agrees to pay such additional sum as attorney fees as the court may adjudge reasonable.

The makers hereby waive extension of time payment, presentment and demand for payment, protest and notice of demand, protest non-payment or dishonor of this note.

Executed as of the 10th day of February, 1998.

KEITH ENGINEERING, INC.


 /s/ FLOYD S. REID

By:  Floyd S. Reid
Secretary/Treasurer